                                                                   EXHIBIT 10.71
                                                               EXECUTION VERSION

                                 $1,000,000,000

                         L-3 COMMUNICATIONS CORPORATION

                    6 3/8% SENIOR SUBORDINATED NOTES DUE 2015

                               PURCHASE AGREEMENT

July 27, 2005

LEHMAN BROTHERS INC.
BANC OF AMERICA SECURITIES LLC
BEAR, STEARNS & CO. INC.
CREDIT SUISSE FIRST BOSTON LLC
As representatives (the "Representatives") of the several
Initial Purchasers listed on Schedule 1 hereto

c/o Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019

Dear Sirs:

          L-3 Communications Corporation, a Delaware corporation (the
"Company"), proposes to issue and sell to you (the "Initial Purchasers") $1.0 billion in aggregate principal amount of its 6 3/8% Senior Subordinated Notes due 2015 (the "Series A Notes") guaranteed (the "Series A Guarantees" and together with the Series A Notes, the "Series A Notes and Guarantees") by
Broadcast Sports Inc., a Delaware corporation, Henschel Inc., a Delaware corporation, Hygienetics Environmental Services, Inc., a Delaware corporation,
KDI Precision Products, Inc., a Delaware corporation, L-3 Communications AIS GP
Corporation, a Delaware corporation, L-3 Communications Vertex Aerospace LLC, a
Delaware limited liability company, L-3 Communications Avionics Systems, Inc., a
Delaware corporation, L-3 Communications Aydin Corporation, a Delaware
corporation, L-3 Communications CE Holdings, Inc., a Delaware corporation, L-3
Communications Electron Technologies, Inc., a Delaware corporation, L-3
Communications ESSCO, Inc., a Delaware corporation, L-3 Communications Flight
International Aviation LLC, a Delaware limited liability company, L-3
Communications Flight Capital LLC, a Delaware limited liability company, L-3
Communications ILEX Systems, Inc., a Delaware corporation, L-3 Communications
Integrated Systems L.P., a Delaware limited partnership, L-3 Communications
Investments Inc., a Delaware corporation, L-3 Communications Klein Associates,
Inc., a Delaware corporation, L-3 Communications MAS (US) Corporation, a
Delaware corporation, L-3 Communications Security and Detection Systems, Inc., a
Delaware corporation, L-3 Communications Vector International Aviation LLC, a
Delaware limited liability company, MPRI, Inc., a Delaware corporation, Pac Ord
Inc., a Delaware corporation, Power Paragon, Inc., a Delaware corporation, Ship
Analytics International, Inc., a Delaware corporation, SPD Electrical Systems,
Inc., a Delaware corporation, SPD Switchgear Inc., a Delaware corporation,
Wescam Air Ops Inc., a Delaware corporation, Wescam Air Ops LLC, a Delaware limited liability company, Wescam Holdings (US) Inc., a Delaware corporation, and Wescam LLC, a

Delaware limited liability company (individually a "Delaware Guarantor" and collectively, the "Delaware Guarantors") and Apcom, Inc., a Maryland
corporation, D.P. Associates, Inc., a Virginia corporation, Electrodynamics,
Inc., an Arizona corporation, Interstate Electronics Corporation, a California
corporation, , L-3 Communications Advanced Laser Systems Technology, Inc., a
Florida corporation, L-3 Communications Aeromet, Inc., an Oregon corporation,
L-3 Communications Avisys Corporation, a Texas corporation, L-3 Communications
Cincinnati Electronics Corporation, an Ohio corporation, L-3 Communications CSI,
Inc., a California corporation, L-3 Communications Government Services, Inc., a
Virginia corporation, L-3 Communications Infraredvision Technology corporation, a California corporation, L-3 Communications Mobile-Vision, Inc., a New Jersey
corporation, L-3 Communications Sonoma EO, Inc., a California corporation, L-3
Communications Westwood Corporation, a Nevada corporation, MCTI Acquisition
Corporation, a Maryland corporation, Microdyne Communications Technologies
Incorporated, a Maryland corporation, Microdyne Corporation, a Maryland corporation, Microdyne Outsourcing Incorporated, a Maryland corporation, Ship
Analytics, Inc., a Connecticut corporation, Ship Analytics USA, Inc., a
Connecticut corporation, SYColeman Corporation, a Florida corporation, Troll
Technology Corporation, a California corporation, Wescam Incorporated, a Florida corporation and Wolf Coach, Inc., a Massachusetts corporation (individually a
"Non-Delaware Guarantor," collectively the "Non-Delaware Guarantors" and, together with the Delaware Guarantors, the "Guarantors"), pursuant to the terms of an Indenture (the "Indenture") among the Company, the Guarantors and The Bank of New York, as trustee (the "Trustee"), relating to the Series A Notes.
Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture.

          The Series A Notes will be offered and sold to you pursuant to an exemption from the registration requirements under the Securities Act of 1933, as amended (the "Act"). The Company will prepare a preliminary offering memorandum, dated July 25, 2005 (the "Preliminary Offering Memorandum") and a
final offering memorandum, dated July 27, 2005 (the "Offering Memorandum"), relating to the Company, the Series A Notes and the Series A Guarantees, which will incorporate by reference the Annual Report on Form 10-K of L-3
Communications Holdings, Inc. ("Holdings") and the Company for the fiscal year ended December 31, 2004, the Annual Report on Form 10-K of The Titan Corporation
("Titan") for the fiscal year ended December 31, 2004, the Quarterly Report on
Form 10-Q of Holdings and the Company for the three month period ended March 31,
2005, the Quarterly Report on Form 10-Q of Titan for the three month period ended March 31, 2005, the Current Reports on Form 8-K filed by Holdings on June
6, 2005 and July 1, 2005 and the Current Reports on Form 8-K filed by Titan on
March 3, 2005, April 18, 2005, May 20, 2005, June 8, 2005, and June 30, 2005
(the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934. Any reference to the Offering Memorandum in this Agreement shall be deemed to refer to and include the Exchange Act Documents; provided, however that, if a reference to the Offering Memorandum speaks of a certain date, such reference shall only be deemed to refer to and include the Exchange Act
Documents that have been filed on or prior to such date. As described in the
Offering Memorandum, the Company will use the net proceeds from the offering of the Series A Notes, together with the concurrent convertible notes offering by
Holdings and borrowings under the Company's senior credit facility to finance the Titan acquisition and pay related costs and expenses.

          Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the
Series A Notes (and all securities issued in exchange therefor or in substitution thereof) shall bear the following legend:

"THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A
TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY
EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE

                                        2

TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION
THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED
THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5
OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE
SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF L-3 COMMUNICATIONS
CORPORATION THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE
TRANSFERRED, ONLY (1) (a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A
QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT)
IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION
MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE
UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF
RULE 904 UNDER THE SECURITIES ACT OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION
FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN
OPINION OF COUNSEL IF L-3 COMMUNICATIONS CORPORATION SO REQUESTS), (2) TO L-3
COMMUNICATIONS CORPORATION OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION
STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS
OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B)
THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER
FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN
(A) ABOVE."

          You have advised the Company that you will make offers (the "Exempt
Resales") of the Series A Notes purchased by you hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i)
persons whom you reasonably believe to be "qualified institutional buyers" as defined in Rule 144A under the Securities Act ("QIBs"), and (ii) outside the
United States to persons other than U.S. Persons in offshore transactions meeting the requirements of Rule 904 of Regulation S ("Regulations S") under the
Securities Act (such persons specified in clauses (i) and (ii) being referred to herein as the "Eligible Purchasers"). As used herein, the terms "offshore transaction," "United States" and "U.S. person" have the respective meanings given to them in Regulation S. You will offer the Series A Notes to Eligible
Purchasers initially at a price equal to 100% of the principal amount thereof.
Such price may be changed at any time without notice.

          Holders (including subsequent transferees) of the Series A Notes will have the registration rights set forth in the registration rights agreement (the
"Registration Rights Agreement"), to be dated July 29, 2005 (the "Closing
Date"), in the form of Exhibit C hereto, for so long as such Series A Notes constitute "Transfer Restricted Securities" (as defined in the Registration
Rights Agreement). Pursuant to the Registration Rights Agreement, the Company
and the Guarantors will agree to file with the Securities and Exchange
Commission (the "Commission") under the circumstances set forth therein, (i) a registration statement under the Securities Act (the "Exchange Offer
Registration Statement") relating to the Company's 6 3/8% Senior Subordinated
Notes due 2015 (the "Series B Notes" and, together with the Series A Notes, the
"Notes") and the guarantees thereof (the "Series B Guarantees" and, together with the Series A Guarantees, the "Guarantees") to be offered in exchange for the Series A Notes and Guarantees, (such offer to exchange being referred to collectively as the "Registered Exchange Offer") and (ii) a shelf registration statement pursuant to Rule 415 under the Securities Act (the "Shelf Registration
Statement") relating to the resale by certain holders of the Series A Notes, and to use all commercially reasonable efforts to cause such Registration Statements to be declared effective. This Agreement, the Notes, the Guarantees (as defined herein), the Indenture and the Registration Rights Agreement are hereinafter referred to collectively as the "Operative Documents." This is to confirm the agreements concerning the purchase of the Series A Notes from the Company by you.

                                        3

          1. Representations, Warranties and Agreements of the Company and the
Guarantors. The Company and the Guarantors, jointly and severally represent, warrant and agree that:

          (a) The Preliminary Offering Memorandum and the Offering Memorandum
with respect to the Series A Notes, which shall be reasonably satisfactory in all material respects to the Initial Purchasers and their counsel, will be prepared by the Company for use by the Initial Purchasers in connection with the
Exempt Resales. No order or decree preventing the use of the Preliminary
Offering Memorandum and the Offering Memorandum, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Securities Act has been issued and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Company and the
Guarantors, is contemplated.

          (b) The Preliminary Offering Memorandum and the Offering Memorandum as
of their respective dates and as of the Closing Date, did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary, in order to make the statements, in light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to statements in or omissions from the Preliminary
Offering Memorandum and the Offering Memorandum made in reliance upon and in conformity with information relating to the Initial Purchasers furnished to the
Company in writing by or on behalf of the Initial Purchasers expressly for use therein.

          (c) The market-related and customer-related data and estimates included or incorporated by reference in the Preliminary Offering Memorandum and the Offering Memorandum will be based on or derived from sources which the
Company believes to be reliable and accurate.

          (d) The Company and each of its subsidiaries (as defined in Section 16 hereof) have been duly organized and are validly existing as corporations, limited partnerships or limited liability companies, as applicable, in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, except for such qualification and good standing the failure of which, individually or in the aggregate, would not result in a material adverse effect on the condition
(financial or other), business, prospects, properties, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole (a
"Material Adverse Effect"), and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged.

          (e) All of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable, and conform to the description thereof contained in the Offering Memorandum; and
100% of the issued shares of capital stock or membership interests of each
Guarantor of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and (except for directors' qualifying shares)
are owned directly or indirectly by the Company or a subsidiary of the Company, free and clear of all liens, encumbrances, equities or claims, other than (A)
liens, encumbrances, equities or claims described in the Offering Memorandum or in documents incorporated therein by reference, (B) a pledge of such shares or membership interests to secure the Senior Credit Facility and (C) such other liens, encumbrances, equities or claims as do not have a Material Adverse
Effect.

          (f) The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement, the Indenture, the
Notes, the Guarantees and the Registration Rights Agreement.

          (g) This Agreement has been duly authorized, executed and delivered by the Company and the Guarantors.

                                        4

          (h) The Registration Rights Agreement has been duly authorized by the
Company and each of the Guarantors, and when duly executed by the proper officers of the Company and the Guarantors (assuming that the Registration
Rights Agreement is the valid and binding obligation of the Initial Purchasers)
and delivered by the Company and each Guarantor, will constitute a valid and binding agreement of the Company and each Guarantor, enforceable against the
Company and each Guarantor in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing and except as rights to indemnity and contribution thereunder may be limited by Federal or state securities laws or principles of public policy.

          (i) The Indenture has been duly and validly authorized by the Company and each of the Guarantors, and when duly executed by the proper officers of the
Company and each of the Guarantors (assuming that the Indenture is the valid and binding obligation of the Trustee) and delivered by the Company and each of the
Guarantors, will constitute a valid and binding agreement of the Company and each of the Guarantors enforceable against the Company and each of the
Guarantors in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing; no qualification of the
Indenture under the Trust Indenture Act of 1939, as amended (the "1939 Act") is required in connection with the Exempt Resales.

          (j) The Series A Notes have been duly and validly authorized by the
Company and when duly executed by the Company in accordance with the terms of the Indenture and, assuming due authentication of the Series A Notes by the
Trustee, upon delivery to the Initial Purchasers against payment therefor in accordance with the terms hereof will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing; and the Series A Notes, when issued and delivered, will conform to the description thereof contained in the
Offering Memorandum in all material respects.

          (k) The Series A Guarantees have been duly and validly authorized by the Guarantors and when duly endorsed on the Series A Notes in accordance with the terms of the Indenture and, assuming due authentication of the Series A
Notes by the Trustee, upon delivery to the Initial Purchasers against payment therefor in accordance with the terms hereof will constitute valid and binding obligations of each of the Guarantors entitled to the benefits of the Indenture and enforceable against in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing; and the Series A Guarantees, when issued and delivered, will conform to the description thereof contained in the Offering Memorandum in all material respects.

          (l) The Series B Notes have been duly and validly authorized by the
Company and if and when duly issued and authenticated in accordance with the terms of the Indenture and delivered in accordance with the Registered Exchange
Offer provided for in the Registration Rights Agreement, will constitute valid and binding obligations of the Company entitled to the benefits of the
Indenture, enforceable against the Company in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors'

                                        5

rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing.

          (m) The guarantees of the Series B Notes (the "Series B Guarantees"
and, together with the Series A Guarantees, the "Guarantees") have been duly and validly authorized by the Guarantors and if and when duly endorsed on the Series
A Notes in accordance with the terms of the Indenture and delivered in accordance with the Registered Exchange Offer provided for in the Registration
Rights Agreement, will constitute valid and binding obligations of each of the
Guarantors entitled to the benefits of the Indenture and enforceable against each of the Guarantors in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing.

          (n) The execution, delivery and performance of this Agreement and the other Operative Documents by the Company and the Guarantors and the consummation of the transactions contemplated hereby or thereby will not conflict with or constitute a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject that is material to the financial condition or prospects of the Company and its subsidiaries, taken as a whole (collectively, the
"Material Agreements"), except for such breach, violation or default which, individually, or in the aggregate, would not result in a Material Adverse
Effect, nor will such actions result in any violation of the provisions of the charter, by-laws or other organizational documents of the Company or any of its subsidiaries or any material law, statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets, provided, that the provisions for indemnification and contribution hereunder and thereunder may be limited by equitable principles and public policy considerations; and except as may be required in connection with the registration under the Securities Act of the Series B Notes and Series B Guarantees in accordance with the Registration
Rights Agreement, qualification of the Indenture under the 1939 Act and compliance with the securities or Blue Sky laws of various jurisdictions, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement or any of the Operative Documents by the Company and the Guarantors, as applicable, and the consummation of the transactions contemplated hereby and thereby.

          (o) Except as described in the Offering Memorandum or in the documents incorporated therein by reference and except as provided by the Registration
Rights Agreement and except for agreements that are not inconsistent with the terms of the Registration Rights Agreement and do not require the Company to include any security with the securities registered pursuant to the Exchange
Offer Registration Statement or the Shelf Registration Statement, there are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived or satisfied or rights not exercisable in connection with the Offering Memorandum)
to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Exchange Offer Registration Statement or the Shelf
Registration Statement; and all such rights to include such securities in the securities being registered pursuant to the Exchange Offer Registration
Statement or the Shelf Registration Statement have been waived in a manner consistent with the terms under which they were granted.

          (p) Except as described in the Offering Memorandum or in the documents incorporated therein by reference and except for the Company's Series B 5 7/8%
Senior Subordinated Notes due 2015, the

                                        6

Company and the Guarantors have not sold or issued any securities with terms that are substantially similar to the Notes and the Guarantees during the six-month period preceding the date of the Offering Memorandum, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act.

          (q) Neither the Company nor any of its subsidiaries has incurred, since the date of the latest audited financial statements included or incorporated by reference in the Offering Memorandum, any liability or obligation, direct or contingent, or entered into any transaction, in each case not in the ordinary course of business, that would result in a Material Adverse
Effect, otherwise than as set forth or contemplated in the Offering Memorandum or in the documents incorporated therein by reference; and, since such date, there has not been any material change in the capital stock or material increase in the short-term or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving or which would reasonably be expected to involve a Material Adverse Effect, otherwise than as described or contemplated in the Offering Memorandum or in the documents incorporated therein by reference.

          (r) The historical financial statements, together with related notes, set forth or incorporated by reference in the Offering Memorandum comply as to form in all material respects with the requirements of Regulation S-X under the
Securities Act, except with respect to certain information regarding the
Guarantors and non-Guarantors. The historical consolidated financial statements of the Company fairly present the financial position and the results of operations and cash flows of the entities purported to be shown thereby, at the dates and for the periods indicated, in accordance with generally accepted accounting principles consistently applied throughout such periods. The other financial and statistical information and data included or incorporated by reference in the Offering Memorandum have been derived from the financial records of the Company (or its predecessors) and, in all material respects, have been prepared on a basis consistent with such books and records of the Company
(or its predecessor), except as disclosed therein.

          (s) PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company, whose report is incorporated by reference in the
Offering Memorandum and who have delivered the initial letter referred to in
Section 8(f) hereof, are independent certified public accountants as required by the Securities Act and the Exchange Act (as defined below) and the Rules and
Regulations promulgated thereunder during the periods covered by the financial statements on which they reported incorporated in the Offering Memorandum;

          (t) KPMG LLP, who have certified certain financial statements of The
Titan Corporation, whose report is incorporated by reference in the Offering
Memorandum and who have delivered the initial letter referred to in Section 8(f)
hereof, are, to our knowledge, independent public accountants as required by the
Securities Act and the Exchange Act (as defined below) and the Rules and
Regulations promulgated thereunder during the periods covered by the financial statements on which they reported incorporated in the Offering Memorandum;

          (u) The Company and each of its subsidiaries have good and marketable title to all property (real and personal) described in the Offering Memorandum as being owned by them, free and clear of all liens, claims, security interests or other encumbrances except such as are described in the Offering Memorandum or in the documents incorporated therein by reference or, to the extent that any such liens, claims, security interests or other encumbrances would not have a
Material Adverse Effect (individually or in the aggregate) and all the material property described in the Offering Memorandum as being held under lease by the
Company and its subsidiaries is held by them under valid, subsisting and enforceable leases, with only such exceptions as would not have a Material
Adverse Effect (individually or in the aggregate).

          (v) The Company and each of its subsidiaries own or possess adequate rights to use all material patents, trademarks, service marks, trade names, copyrights, licenses, inventions, trade secrets and other rights, and all registrations or applications relating thereto, described in the Offering
Memorandum as

                                        7

being owned by them or necessary for the conduct of their business, except as such would not have a Material Adverse Effect (individually or in the aggregate), and the Company is not aware of any pending or threatened claim to the contrary or any pending or threatened challenge by any other person to the rights of the Company and its subsidiaries with respect to the foregoing which, if determined adversely to the Company and its subsidiaries, would have a
Material Adverse Effect (individually or in the aggregate).

          (w) Except as described in the Offering Memorandum or in the documents incorporated therein by reference, there are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened, against the
Company or any of its subsidiaries or to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, are reasonably likely to cause a Material Adverse
Effect.

          (x) There are no contracts or other documents which would be required to be described in a prospectus contained in a registration statement on Form
S-3 by the Securities Act or by the rules and regulations thereunder which have not been described in the Offering Memorandum or in the documents incorporated therein by reference.

          (y) No material relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, except as described in the Offering Memorandum or in the documents incorporated therein by reference.

          (z) The Company is not involved in any strike, job action or labor dispute with any group of employees that would have a Material Adverse Effect, and, to the Company's knowledge, no such action or dispute is threatened.

          (aa) Except as disclosed in the Offering Memorandum or in the documents incorporated therein by reference, the Company is in compliance in all material respects with all presently applicable provisions of the Employee
Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in
ERISA) subject to Title IV of ERISA for which the Company would have any material liability; the Company has not incurred and does not expect to incur any material liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any such "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code") (other than contributions in the normal course which are not in default); and each "pension plan" for which the Company would have any liability that is intended to be qualified under
Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would reasonably be expected to cause the loss of such qualification.

          (bb) The Company and its subsidiaries have filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and have paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries nor does the
Company have any knowledge of any tax deficiency which, if determined adversely to the Company and its subsidiaries, might have a Material Adverse Effect.

          (cc) Neither the Company nor any of its subsidiaries (i) is in violation of its charter or by-laws or other organizational documents, (ii) is in default in any respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other

                                        8

agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject or (iii) is in violation in any respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except in the case of clauses (ii) or (iii) as would not, individually or in the aggregate, have a
Material Adverse Effect.

          (dd) To the best of the Company's knowledge, neither the Company nor any of its subsidiaries, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds or violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; except as such that would not have a Material Adverse Effect or as described in the Offering
Memorandum or in the documents incorporated therein by reference.

          (ee) Except as disclosed in the Offering Memorandum or in the documents incorporated therein by reference, there has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company or any of its subsidiaries (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or its subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or would not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions, a Material Adverse Effect; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its subsidiaries or with respect to which the Company has knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have or would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a Material Adverse Effect; and the terms "hazardous wastes," "toxic wastes," "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

          (ff) Neither the Company nor any subsidiary is, and upon the sale of the Series A Notes to be issued and sold thereby in accordance herewith and the application of the net proceeds to the Company of such sale as described in the
Offering Memorandum under the caption "Use of Proceeds," will not be, an
"investment company" within the meaning of such term under the United States
Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

          (gg) Neither the Company nor any affiliate (as defined in Rule 501(b)
of Regulation D ("Regulation D") under the Securities Act) of the Company has directly, or through any agent (provided that no representation is made as to the Initial Purchasers or any person acting on its behalf), (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or could be integrated with the offering and sale of the Notes in a manner that would require the registration of the Series A Notes under the Securities Act or (ii) engaged in any form of general solicitation or general advertising (within the meaning of
Regulation D, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or similar medium
or

                                        9

broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) in connection with the offering of the Series A Notes.

          (hh) Except as permitted by the Securities Act, the Company has not distributed and, prior to the later to occur of the Closing Date and completion of the distribution of the Series A Notes, will not distribute any offering material in connection with the offering and sale of the Series A Notes other than the Offering Memorandum.

          (ii) When the Series A Notes are issued and delivered pursuant to this
Agreement, such Series A Notes will not be of the same class (within the meaning of Rule 144A under the Securities Act) as securities of the Company that are listed on a national securities exchange registered under Section 6 of the
Securities Exchange Act of 1934, as amended (the "Exchange Act") or that are quoted in a U.S. automated inter-dealer quotation system.

          (jj) Assuming (i) that your representations and warranties in Section
2 are true, (ii) compliance by you with your covenants set forth in Section 2 and (iii) that each of the Eligible Purchasers is a QIB or a person who is not a
"U.S. person" who acquires the Series A Notes outside the United States in an
"offshore transaction" (within the meaning of Rule 904 of Regulation S), the purchase of the Series A Notes by you pursuant hereto and the resale of the
Series A Notes pursuant hereto pursuant to the Exempt Resales is exempt from the registration requirements of the Securities Act.

          (kk) None of the Company or any of its affiliates or any person acting on its or their behalf has engaged or will engage in any directed selling efforts within the meaning of Regulation S with respect to the Notes, and the
Company and its affiliates and all persons acting on its of their behalf have complied with and will comply with the offering restrictions requirements of
Regulation S in connection with the offering of the Notes outside of the United
States. The sales of the Series A Notes pursuant to Regulation S are "offshore transactions" and are not part of a plan or scheme to evade the registration provision of the Securities Act. The Company makes no representation in this paragraph (jj) with respect to the Initial Purchasers.

          (ll) The Company is a "reporting issuer" as defined in Rule 902 under the Securities Act.

          (mm) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 under the Exchange Act), which (i) are designed to ensure that material information relating to the
Company, including its consolidated subsidiaries, is made known to the Company's principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; (ii) have been evaluated for effectiveness as of the end of the period covered by the Company's most recent annual or quarterly report filed with the Commission; and (iii) are effective in all material respects to perform the functions for which they were established.

          (nn) Based on the evaluation of its disclosure controls and procedures, the Company is not aware of (i) any significant deficiency in the design or operation of internal controls over financial reporting which could adversely affect the Company's ability to record, process, summarize and report financial data or any material weaknesses in internal controls or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls over financial reporting.

          (oo) Since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could

                                       10

significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

          (pp) Except for the documents currently on file with the Securities and Exchange Commission as "material contracts" within the meaning of Item 601 of Regulation S-K under the Securities Act of 1933, as amended, there are no agreements of the Company that would be required to be filed as "material contracts" pursuant to such Item 601.

          2. Representations, Warranties and Agreements of the Initial
Purchasers. Each Initial Purchaser represents and warrants with respect to itself that:

          (a) Such Initial Purchaser is a QIB under the Securities Act (each, an
"Accredited Institution"), in either case with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Series A Notes.

          (b) Such Initial Purchaser (i) is not acquiring the Series A Notes with a view to any distribution thereof or with any present intention of offering or selling any of the Series A Notes, in each case in a transaction that would violate the Securities Act or the securities laws of any State of the
United States or any other applicable jurisdiction; (ii) in connection with the
Exempt Resales, will solicit offers to buy the Series A Notes only from, and will offer to sell the Series A Notes only to, the Eligible Purchasers in accordance with this Agreement and on the terms contemplated by the Offering
Memorandum; and (iii) will not offer or sell the Series A Notes, nor has it offered or sold the Series A Notes by, or otherwise engaged in, any form of general solicitation or general advertising (within the meaning of Regulation D;
including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) in connection with the offering of the Series A Notes.

          (c) The Series A Notes have not been and will not be registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with
Regulation S under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act. The Initial Purchasers represent that they have not offered, sold or delivered the Series A Notes, and will not offer, sell or deliver the Series A Notes (i) as part of its distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering of the Series A Notes and the Closing Date (such period, the "Restricted Period"), within the United States or to, or for the account or benefit of U.S. persons, except in accordance with Rule 144A under the Securities Act or in transactions that are exempt from the registration requirements of the Securities Act. Accordingly, each Initial Purchaser represents and agrees that neither it, nor any of its affiliates nor any persons acting on its or their behalf has engaged or will engage in any directed selling efforts within the meaning of Rule 901(b) of Regulation S with respect to the
Series A Notes, and it, its affiliates and all persons acting on its behalf have complied and will comply with the offering restrictions requirements of
Regulation S.

          (d) Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Series A Notes (other than a sale pursuant to Rule 144A in transactions that are exempt from the registration requirements of the
Securities Act), it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Series
A Notes from it during the Restricted Period a confirmation or notice substantially to the following effect:

"THE NOTES COVERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT
OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED AND SOLD

                                       11

WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS
(I) AS PART OF THEIR DISTRIBUTION AT ANY TIME OR (II) OTHERWISE UNTIL 40 DAYS
AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING OR THE CLOSING DATE, EXCEPT
IN EITHER CASE IN ACCORDANCE WITH REGULATION S (OR RULE 144A IF AVAILABLE) UNDER
THE SECURITIES ACT. TERMS USED ABOVE HAVE THE MEANINGS ASSIGNED TO THEM IN
REGULATION S."

          Such Initial Purchaser further agrees that it has not entered and will not enter into any contractual arrangement with respect to the distribution or delivery of the Series A Notes, except with its affiliates or with the prior written consent of the Company.

          (e) Each Initial Purchaser hereby represents and warrants to, and agrees with, the company that (i) it and each of its affiliates have not offered or sold and will not offer or sell any Notes to persons in the United Kingdom prior to the expiration of the period of six months from the Closing Date, except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it and each of its affiliates have only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial
Services and Markets Act 2000 (the "FSMA") received by it in connection with the issue or sale of any Notes in circumstances in which Section 21(1) of the FSMA does not apply to the Company; and (iii) it and each of its affiliates have complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Notes in, from or otherwise involving the United Kingdom.

          (f) Such Initial Purchaser agrees not to cause any advertisement of the Series A Notes to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Series A Notes, except such advertisements as include the statements required by Regulation S.

          (g) The sales of the Series A Notes pursuant to Regulation S are
"offshore transactions" and are not part of a plan or scheme to evade the registration provisions of the Securities Act.

          (h) Such Initial Purchaser understands that the Company and, for purposes of the opinions to be delivered to you pursuant to Section 8 hereof, counsel to the Company, General Counsel to the Company and counsel to the
Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations and you hereby consent to such reliance.

          The terms used in this Section 2 that have meanings assigned to them in Regulation S are used herein as so defined.

          Each Initial Purchaser further agrees that, in connection with the
Exempt Resales, it will solicit offers to buy the Series A Notes only from, and will offer to sell the Series A Notes only to, the Eligible Purchasers in Exempt
Resales.

          3. Purchase of the Notes and the Guarantees by the Initial Purchasers.
On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell the
Series A Notes (and cause the Guarantors to issue the Series A Guarantees) to the several Initial Purchasers and each of the Initial Purchasers, severally and not jointly, agrees to purchase the aggregate principal amount of Series A Notes set opposite that Initial Purchaser's name in Schedule 1 hereto. Each Initial
Purchaser will purchase such aggregate principal

                                       12

amount of Series A Notes at an aggregate purchase price equal to 97.34% of the principal amount thereof (the "Purchase Price").

          The Company shall not be obligated to deliver any of the Series A
Notes and the Series A Guarantees to be delivered on the Closing Date (as defined herein), except upon payment for all the Series A Notes to be purchased on the Closing Date as provided herein.

          4. Delivery of and Payment for the Notes and the Guarantees.

          (a) Delivery of and payment for the Series A Notes and the Series A
Guarantees shall be made at the office of Simpson Thacher & Bartlett LLP, 425
Lexington Avenue, New York, New York 10017 at 10:00 A.M., New York City time, on the Closing Date. The place of closing for the Series A Notes and the Closing
Date may be varied by agreement between the Initial Purchasers and the Company.

          (b) On the Closing Date, one or more Series A Notes in definitive form, registered in the name of Cede & Co., as nominee of The Depository Trust
Company ("DTC"), or such other names as the Initial Purchasers may request upon at least one business days' notice to the Company, having an aggregate principal amount corresponding to the aggregate principal amount of Series A Note sold pursuant to Eligible Resales (collectively, the "Global Note"), shall be delivered by the Company to the Initial Purchasers against payment by the
Initial Purchasers of the purchase price thereof by wire transfer of immediately available funds as the Company may direct by written notice delivered to you two business days prior to the Closing Date. The Global Note in definitive form shall be made available to you for inspection not later than 2:00 p.m. on the business day prior to the Closing Date.

          (c) Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Initial Purchaser hereunder.

          5. Further Agreements of the Company. The Company agrees:

          (a) To advise you promptly and, if requested by you, to confirm such advice in writing, of (i) the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any
Series A Notes or Series A Guarantees for offering or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose by the
Commission or any state securities commission or other regulatory authority, and
(ii) the happening of any event that makes any statement of a material fact made in the Offering Memorandum untrue or which requires the making of any additions to or changes in the Offering Memorandum in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company shall use all commercially reasonable efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of the Series A Notes or Series A Guarantees under any state securities or Blue Sky laws and, if at any time any state securities commission shall issue any stop order suspending the qualification or exemption of the
Series A Notes or Series A Guarantees under any state securities or Blue Sky laws, the Company shall use every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

          (b) To furnish to you, as many copies of the Offering Memorandum, and any amendments or supplements thereto, as you may reasonably request. Such copies shall be furnished without charge for use in connection with the Exempt
Resales for the nine-month period immediately following the Closing Date. The
Company consents to the use of the Offering Memorandum, and any amendments and supplements thereto required pursuant to this Agreement, by you in connection with the Exempt Resales that are in compliance with this Agreement.

                                       13

          (c) Not to amend or supplement the Offering Memorandum prior to the
Closing Date or during the period referred to in (d) below unless you shall previously have been advised of, and shall not have reasonably objected to, such amendment or supplement within a reasonable time, but in any event not longer than five days after being furnished a copy of such amendment or supplement. The
Company shall promptly prepare, upon any reasonable request by you, any amendment or supplement to the Offering Memorandum that may be necessary or advisable in connection with Exempt Resales.

          (d) If, in connection with any Exempt Resales or market making transactions after the date of this Agreement and prior to the consummation of the Registered Exchange Offer, any event shall occur that, in the judgment of the Company or in the reasonable judgment of counsel to you, makes any statement of a material fact in the Offering Memorandum untrue or that requires the making of any additions to or changes in the Offering Memorandum in order to make the statements in the Offering Memorandum, in light of the circumstances under which they were made at the time that the Offering Memorandum is delivered to prospective Eligible Purchasers, not misleading, or if it is necessary to amend or supplement the Offering Memorandum to comply with applicable law, the Company shall promptly notify you of such event and prepare an appropriate amendment or supplement to the Offering Memorandum so that (i) the statements in the Offering
Memorandum as amended or supplemented will, in light of the circumstances under which they were made at the time that the Offering Memorandum is delivered to prospective Eligible Purchasers, not be misleading and (ii) the Offering
Memorandum will comply with applicable law.

          (e) Promptly from time to time to take such action as the Initial
Purchasers may reasonably request to qualify the Series A Notes and the Series A
Guarantees for offering and sale under the securities laws of such jurisdictions as the Initial Purchasers may request (provided, however, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to taxation or to general consent to service of process in any jurisdiction in which it is not now so subject) and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Series A Notes and the
Series A Guarantees.

          (f) Prior to the Closing Date, to furnish to you, as soon as they have been prepared, a copy of any internal consolidated financial statements of the
Company for any period subsequent to the period covered by the financial statements appearing in the Offering Memorandum.

          (g) To use all commercially reasonable efforts to do and perform all things required to be done and performed under this Agreement by it prior to or after the Closing Date and to satisfy all conditions precedent on its part to the delivery of the Series A Notes and the Series A Guarantees.

          (h) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) that would be integrated with the sale of the Series A Notes in a manner that would require the registration under the Securities Act of the sale to you or the
Eligible Purchasers of Series A Notes.

          (i) During any period in which the Company is not subject to Section
13 or 15(d) of the Exchange Act within the two-year period following the Closing
Date, to make available to any registered holder or beneficial owner of Series A
Notes in connection with any sale thereof and any prospective purchaser of such
Series A Notes from such registered holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act.

          (j) To use all commercially reasonable efforts to effect the inclusion of the Notes in the National Association of Securities Dealers, Inc. Automated
Quotation System - PORTAL ("PORTAL").

                                       14

          (k) To apply the net proceeds from the sale of the Series A Notes being sold by the Company as set forth in the Offering Memorandum under the caption "Use of Proceeds."

          (l) To take such steps as shall be necessary to ensure that neither the Company nor any subsidiary shall become an "investment company" within the meaning of such term under the United States Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

          (m) To take such steps as shall be necessary to ensure that all the subsidiaries of the Company that are not designated as "unrestricted subsidiaries" or "foreign subsidiaries" in accordance with the Indenture will become guarantors of the Notes to the extent required by the terms of the
Indenture.

          (n) For a period of 90 days from the date of the issuance of the
Series A Notes, not to offer, sell, or contract to sell or otherwise dispose of, or announce the offering of, any debt securities substantially similar to the
Series A Notes or securities convertible into such debt securities issued or guaranteed by the Company, except (i) for the Series B Notes in connection with the Registered Exchange Offer or (ii) with the prior consent of Lehman Brothers
Inc.

          6. No fiduciary duty. The Company acknowledges and agrees that in connection with this offering and sale of the Series A Notes or any other services the Initial Purchasers may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Initial Purchasers: (i) no fiduciary or agency relationship between the Company and any other person, on the one hand, and the Initial Purchasers, on the other, exists; (ii) the Initial Purchasers are not acting as advisors, expert or otherwise, to the Company and such relationship between the Company, on the one hand, and the Initial Purchasers, on the other, is entirely and solely commercial, based on arms-length negotiations; (iii) any duties and obligations that the Initial Purchasers may have to the Company shall be limited to those duties and obligations specifically stated herein; and (iv) the Initial
Purchasers and their respective affiliates may have interests that differ from those of the Company. The Company hereby waives any claims that the Company may have against the Initial Purchasers with respect to any breach of fiduciary duty in connection with the Offering.

          7. Expenses. The Company agrees to pay: (a) the costs incident to the authorization, issuance, sale and delivery of the Notes and the Guarantees and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing of the Offering Memorandum and any amendments and supplements thereto; (c) the costs of distributing the Offering Memorandum and any amendment or supplement to the Offering Memorandum, all as provided in this
Agreement; (d) the fees, disbursements and expenses of the Company's counsel and accountants; (e) all expenses and listing fees in connection with the application for quotation of the Series A Notes in PORTAL; (f) all fees and expenses (including fees and expenses of counsel) of the Company in connection with approval of the Notes by DTC for "book-entry" transfer; (g) the fees and expenses of qualifying the Notes and Guarantees under the securities laws of the several jurisdictions as provided in Section 5(e) and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Initial Purchasers); (h) any fees charged by securities rating services for rating the Notes and Guarantees; (i) all costs and expenses incident to the performance of the Company's obligations under Section 10; and
(j) all other costs and expenses incident to the performance of the obligations of the Company and the Guarantors.

          8. Conditions of Initial Purchasers' Obligations. The respective obligations of the Initial Purchasers hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties of the
Company and the Guarantors contained herein, to the performance

                                       15

by the Company and the Guarantors of their obligations hereunder, and to each of the following additional terms and conditions:

          (a) No Initial Purchaser shall have discovered and disclosed to the
Company on or prior to the Closing Date that the Offering Memorandum or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Latham & Watkins LLP, counsel for the Initial Purchasers, is material or omits to state a fact which, in the opinion of such counsel, is material and is necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (b) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the other Operative
Documents, the Offering Memorandum, and all other legal matters relating to this
Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Initial Purchasers, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

          (c) Simpson Thacher & Bartlett LLP shall have furnished to the Initial
Purchasers, its written opinion, as counsel to the Company, addressed to the
Initial Purchasers and dated the Closing Date, substantially in the form attached hereto as Exhibit A-1, and its negative assurance letter substantially in the form attached hereto as Exhibit A-2.

          (d) Christopher C. Cambria, General Counsel of the Company, shall have furnished to the Initial Purchasers his written opinion, as General Counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, in the form attached hereto as Exhibit B.

          (e) The Initial Purchasers shall have received from Latham & Watkins
LLP, counsel for the Initial Purchasers, such opinion or opinions, dated the
Closing Date, with respect to the issuance and sale of the Series A Notes, the
Series A Guarantees, the Offering Memorandum and other related matters as the
Initial Purchasers may reasonably request, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

          (f) On the Closing Date, the Initial Purchasers shall have received from each of PricewaterhouseCoopers LLP and KPMG LLP, a letter dated the Closing
Date, regarding the Offering Memorandum and the Exchange Act Documents, in
accordance with professional standards established by the AICPA and in form and substance satisfactory to the Initial Purchasers, addressed to the Initial
Purchasers (i) confirming that they are independent public accountants under
Rule 101 of the AICPA's Code of Professional Conduct, and its interpretation and rulings and (ii) stating, as of the date thereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than five days prior to the date thereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to Initial
Purchasers in connection with registered public offerings.

          (g) On or prior to 5:00 p.m. (EST) July 28, 2005, the Company shall have furnished copies of the Offering Memorandum, and any amendments or supplements thereto, which shall be reasonably satisfactory in all material respects to counsel for the Initial Purchasers, to the Initial Purchasers.

          (h) The Company and the Guarantors shall have furnished to the Initial
Purchasers a certificate, dated the Closing Date and delivered on behalf of the
Company or the Guarantors, as the case may be, of their respective Chairman of the Board, their respective President or a Vice President and their respective
Chief Financial Officer stating that:

                                       16

               (i) The representations and warranties of the Company and the
Guarantors in Section 1 are true and correct as of the Closing Date; the Company and the Guarantors have complied with all their agreements contained herein; and
the conditions set forth in Sections 8(i) and 8(j) have been fulfilled; and

               (ii) They have carefully examined the Offering Memorandum and, in their opinion (A) the Offering Memorandum as of its date and as of the Closing
Date, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the date of the Offering
Memorandum, no event has occurred which should have been set forth in a supplement or amendment to the Offering Memorandum.

          (i) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements incorporated by reference in the Offering Memorandum any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering
Memorandum (or in the documents incorporated therein by reference) or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the business, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Offering Memorandum (or in the documents incorporated therein by reference), the effect of which, in any such case described in clause
(i) or (ii), is, in the judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Notes and the Guarantees being delivered on the
Closing Date on the terms and in the manner contemplated in the Offering
Memorandum.

          (j) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the
Securities Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities.

          (k) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange, the
NASDAQ National Market or the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the
United States or there shall have been a declaration of a national emergency or war by the United States or there shall have occurred any other calamity or crisis (including, without limitation, as a result of terrorist activities) or
(iv) there shall have occurred such a material adverse change in general economic, political or financial conditions, including without limitation as a result of terrorist activities after the date hereof, or the effect of international conditions on the financial markets in the United States shall be such, as to make it in the case of (iii) or (iv), in the sole judgment of a majority in interest of the Representatives, impracticable or inadvisable to proceed with the public offering or delivery of the Notes being delivered on the
Closing Date on the terms and in the manner contemplated in the Offering
Memorandum.

                                       17

          (l) On or prior to the Closing Date, The Depository Trust Company shall have accepted the Series A Notes for clearance.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

          9. Indemnification and Contribution.

          (a) The Company and the Guarantors shall jointly and severally indemnify and hold harmless each Initial Purchaser, its officers and employees and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Notes and Guarantees), to which that Initial Purchaser, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Preliminary Offering Memorandum, Offering Memorandum
or in any amendment or supplement thereto or (B) in any blue sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company) specifically for the purpose of qualifying any or all of the Series A Notes under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application"), (ii) the omission or alleged omission to state in the Preliminary Offering Memorandum, Offering Memorandum, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act or any alleged act or failure to act by any
Initial Purchaser in connection with, or relating in any manner to, the Notes or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company and the
Guarantors shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Initial Purchaser through its gross negligence or willful misconduct), and shall reimburse each
Initial Purchaser and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Initial
Purchaser, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and the Guarantors shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Offering Memorandum, Offering
Memorandum, or in any such amendment or supplement, or in any Blue Sky
Application, in reliance upon and in conformity with written information concerning such Initial Purchaser furnished to the Company by or on behalf of any Initial Purchaser specifically for inclusion therein and provided further, that the foregoing indemnity agreement with respect to any Preliminary Offering
Memorandum shall not inure to the benefit of any Initial Purchasers who it shall be established failed to deliver the Offering Memorandum to the person asserting any losses, claims, damages, liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact required to be stated in such
Preliminary Offering Memorandum or necessary to make the statements in such
Preliminary Offering Memorandum not misleading, if (A) the Company shall have furnished copies of the Offering Memorandum to the several Initial Purchasers in the requisite quantity and sufficiently on a timely basis to permit proper delivery of the Offering Memorandum to such person; (B) such misstatement or omission or alleged misstatement or omission was cured in the Offering
Memorandum and the Offering Memorandum was required by law to be delivered to such person at or prior to the written confirmation of the sale of the Series

                                       18

A Notes to such person and (C) the timely delivery of the Offering Memorandum to such person would have constituted a valid defense to the losses, claims, damages, liabilities and judgments asserted by such person. The foregoing indemnity agreement is in addition to any liability which the Company and the
Guarantors may otherwise have to any Initial Purchaser or to any officer, employee or controlling person of that Initial Purchaser.

          (b) Each Initial Purchaser, severally and not jointly, shall indemnify and hold harmless the Company, the Guarantors, their officers and employees, each of their directors, and each person, if any, who controls the Company and the Guarantors within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company, the Guarantors or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Preliminary Offering Memorandum, Offering Memorandum
or in any amendment or supplement thereto, or (B) in any Blue Sky Application or
(ii) the omission or alleged omission to state in the Preliminary Offering
Memorandum, Offering Memorandum, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Initial Purchaser furnished to the Company by or on behalf of that Initial Purchaser specifically for inclusion therein, and shall reimburse the Company, the Guarantors and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the
Company, such Guarantor or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Initial
Purchaser may otherwise have to the Company, the Guarantors or any such director, officer, employee or controlling person.

          (c) Promptly after receipt by an indemnified party under this Section
9 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 9 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 9.
If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 9 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense

                                       19

of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to one local counsel) at any time for all such indemnified parties, which firm shall be designated in writing by Lehman
Brothers Inc., if the indemnified parties under this Section 9 consist of any
Initial Purchaser or any of their respective officers, employees or controlling persons, or by the Company, if the indemnified parties under this Section consist of the Company, the Guarantors or any of the Company's or the
Guarantors' directors, officers, employees or controlling persons. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action)
unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

          (d) If the indemnification provided for in this Section 9 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 9(a) or 9(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Initial
Purchasers on the other from the offering of the Series A Notes and the Series A
Guarantees or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors on the one hand and the Initial
Purchasers on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Initial
Purchasers on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Series A
Notes purchased under this Agreement (before deducting expenses) received by the
Company and the Guarantors, on the one hand, and the total discounts and commissions received by the Initial Purchasers with respect to the Series A
Notes and the Series A Guarantees purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Series A Notes under this Agreement. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the
Company, the Guarantors or the Initial Purchasers, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Guarantors and the Initial
Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 9(d) were to be determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this Section 9(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9(d), no Initial
Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Series A

                                       20

Notes purchased by it was resold to Eligible Purchasers exceeds the amount of any damages which such Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial
Purchasers' obligations to contribute as provided in this Section 9(d) are several in proportion to their respective underwriting obligations and not joint.

          (e) The Initial Purchasers severally confirm and the Company and the
Guarantors acknowledge that the last paragraph on page ii and the last paragraph and the fourth to last paragraph under the caption "Plan of Distribution"
constitute the only information concerning such Initial Purchasers furnished in writing to the Company by or on behalf of the Initial Purchasers specifically for inclusion in the Offering Memorandum.

          10. Termination. The obligations of the Initial Purchasers hereunder may be terminated by Lehman Brothers Inc. by notice given to and received by the
Company prior to delivery of and payment for the Series A Notes and the Series A
Guarantees if, prior to that time, any of the events described in Sections 8(i),
8(j) or 8(k), shall have occurred or if the Initial Purchasers shall decline to purchase the Series A Notes for any reason permitted under this Agreement.

          11. Reimbursement of Initial Purchasers' Expenses. If the Company and
the Guarantors shall fail to tender the Series A Notes and the Series A
Guarantees for delivery to the Initial Purchasers by reason of any failure, refusal or inability on the part of the Company and the Guarantors to perform any agreement on its part to be performed, or because any other condition of the
Initial Purchasers' obligations hereunder required to be fulfilled by the
Company and the Guarantors is not fulfilled, the Company and the Guarantors will reimburse the Initial Purchasers for all reasonable out-of-pocket expenses
(including fees and disbursements of counsel) incurred by the Initial Purchasers in connection with this Agreement and the proposed purchase of the Series A
Notes and the Series A Guarantees, and upon demand the Company and the
Guarantors shall pay the full amount thereof to the Initial Purchasers.

          12. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

          (a) if to the Initial Purchasers, shall be delivered or sent by mail, telex or facsimile transmission to (i) Lehman Brothers Inc., 745 Seventh Avenue,
New York, New York 10019, Attention: Syndicate Registration (Fax: 212-497-4815)
and (ii) Credit Suisse First Boston LLC, Eleven Madison Avenue, New York, New
York 10010-3629, Attention: Transactions Advisory Group (Fax: 212-325-4296) and
(iii) Banc of America Securities LLC, 9 West 57th Street, New York, New York
10019, Attention: Joseph Giacobbe (Fax: 212-583-8273) and (iv) Bear, Stearns &
Co. Inc, 383 Madison Avenue, New York, New York 10179, Attention: H. Charles
Diao, with a copy to Latham & Watkins LLP, 885 Third Avenue, New York, New York
10022, Attention: Kirk A. Davenport (Fax: 212-751-4864) and, in the case of any notice pursuant to Section 9, to the Director of Litigation, Office of the
General Counsel (Fax: 212-520-0421), Lehman Brothers Inc., 399 Park Avenue, 10th
Floor (fax: 212-520-0421), New York, NY 10019; and

          (b) if to the Company and the Guarantors, shall be delivered or sent by mail, telex or facsimile transmission to L-3 Communications Corporation, 600
Third Avenue, 34th Floor, New York, New York 10016, Attention: Christopher C.
Cambria (Fax: 212-805-5494), with a copy to Simpson Thacher & Bartlett LLP, 425
Lexington Avenue, New York, New York 10017, Attention: Vincent Pagano, Jr. (Fax:
(212) 455-2502).

                                       21

          Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the
Initial Purchasers by Lehman Brothers Inc.

          13. Research Independence. In addition, the Company and the Guarantors acknowledge that the Initial Purchasers' research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Initial Purchasers' research analysts may hold and make statements or investment recommendations and/or publish research reports with respect to the Company and the Guarantors and/or the offering that differ from the views of its investment bankers. The Company and the Guarantors hereby waive and release, to the fullest extent permitted by law, any claims that the Company or the
Guarantors may have against the Initial Purchasers with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company or the
Guarantors by such Initial Purchasers' investment banking divisions. The Company and the Guarantors acknowledge that each of the Initial Purchasers is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies which may be the subject of the transactions contemplated by this
Agreement.

          14. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company, the Guarantors and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that
(A) the representations, warranties, indemnities and agreements of the Company and the Guarantors contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Initial Purchaser within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Initial Purchasers contained in Section 9(b) of this Agreement shall be deemed to be for the benefit of directors of the Company and the
Guarantors and any person controlling the Company and the Guarantors within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 14, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

          15. Survival. The respective indemnities, representations, warranties and agreements of the Company, the Guarantors and the Initial Purchasers
contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the
Notes and the Guarantees and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any of them or any person controlling any of them.

          16. Definition of the Terms "Business Day" and "Subsidiary." For
purposes of this Agreement, (a) "business day" means each Monday, Tuesday,
Wednesday, Thursday or Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) "subsidiary" has the meaning set forth in Rule 405 of the rules and regulations of the Commission under the Securities Act.

          17. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
IN ACCORDANCE WITH THE LAWS OF NEW YORK.

                                       22

          18. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

          19. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                            [Signature pages follows]

                                       23

          If the foregoing correctly sets forth the agreement among the Company, the Guarantors and the Initial Purchasers, please indicate your acceptance in the space provided for that purpose below.

                                        Very truly yours,

                                             L-3 COMMUNICATIONS CORPORATION,
                                             as the Company

                                             By: /s/ Christopher C. Cambria
                                                 -------------------------------
                                                 Name: Christopher C. Cambria
                                                 Title: Senior Vice President,
                                                        Secretary and General
                                                        Counsel

APCOM, INC.
BROADCAST SPORTS INC.
D.P. ASSOCIATES INC.
ELECTRODYNAMICS, INC.
HENSCHEL INC.
HYGIENETICS ENVIRONMENTAL SERVICES, INC.
INTERSTATE ELECTRONICS CORPORATION
KDI PRECISION PRODUCTS, INC.
L-3 COMMUNICATIONS AEROMET, INC.
L-3 COMMUNICATIONS VERTEX AEROSPACE LLC
L-3 COMMUNICATIONS ADVANCED LASER SYSTEMS TECHNOLOGY, INC.
L-3 COMMUNICATIONS AIS GP CORPORATION
L-3 COMMUNICATIONS AVIONICS SYSTEMS, INC.
L-3 COMMUNICATIONS AVISYS CORPORATION
L-3 COMMUNICATIONS CE HOLDINGS, INC.
L-3 COMMUNICATIONS CINCINNATI ELECTRONICS CORPORATION
L-3 COMMUNICATIONS CSI, INC.
L-3 COMMUNICATIONS AYDIN CORPORATION
L-3 COMMUNICATIONS ELECTRON TECHNOLOGIES, INC.
L-3 COMMUNICATIONS ESSCO, INC.
L-3 COMMUNICATIONS FLIGHT INTERNATIONAL AVIATION LLC
L-3 COMMUNICATIONS FLIGHT CAPITAL LLC
L-3 COMMUNICATIONS GOVERNMENT SERVICES, INC.
L-3 COMMUNICATIONS ILEX SYSTEMS, INC.
L-3 COMMUNICATIONS INFRARED VISION TECHNOLOGY CORPORATION
L-3 COMMUNICATIONS INVESTMENTS INC.
L-3 COMMUNICATIONS KLEIN ASSOCIATES, INC.
L-3 COMMUNICATIONS MAS (US) CORPORATION
L-3 COMMUNICATIONS MOBILE VISION, INC.
L-3 COMMUNICATIONS SECURITY AND DETECTION SYSTEMS, INC.
L-3 COMMUNICATIONS SONOMA EO, INC.
L-3 COMMUNICATIONS VECTOR INTERNATIONAL AVIATION LLC
L-3 COMMUNICATIONS WESTWOOD CORPORATION

                  SENIOR SUBORDINATED NOTES PURCHASE AGREEMENT

MCTI ACQUISITION CORPORATION
MICRODYNE COMMUNICATIONS TECHNOLOGIES INCORPORATED
MICRODYNE CORPORATION
MICRODYNE OUTSOURCING INCORPORATED
MPRI, INC.
PAC ORD INC.
POWER PARAGON, INC.
SHIP ANALYTICS, INC.
SHIP ANALYTICS INTERNATIONAL, INC.
SHIP ANALYTICS USA, INC.
SPD ELECTRICAL SYSTEMS, INC.
SPD SWITCHGEAR INC.
SYCOLEMAN CORPORATION
TROLL TECHNOLOGY CORPORATION
WESCAM AIR OPS INC.
WESCAM AIR OPS LLC
WESCAM HOLDINGS (US) INC.
WESCAM INCORPORATED
WESCAM LLC
WOLF COACH, INC.,
     as Guarantors

By: /s/ Christopher C. Cambria
    ----------------------------------------------
    Name: Christopher C. Cambria
    Title: Vice President and Secretary

L-3 COMMUNICATIONS INTEGRATED SYSTEMS L.P., as a Guarantor

By: L-3 COMMUNICATIONS AIS GP CORPORATION,
    as general partner

     By: /s/ Christopher C. Cambria
         -----------------------------------------
         Name:  Christopher C. Cambria
         Title: Director

                  SENIOR SUBORDINATED NOTES PURCHASE AGREEMENT

Accepted:

LEHMAN BROTHERS INC.
BANC OF AMERICA SECURITIES LLC
BEAR, STEARNS & CO. INC.
CREDIT SUISSE FIRST BOSTON LLC
For themselves and as Representatives
of the several Initial Purchasers named
in Schedule 1 hereto

     By: LEHMAN BROTHERS INC.

     By: /s/ Steve Mehos
         -----------------------------------------
         Authorized Representative

                  SENIOR SUBORDINATED NOTES PURCHASE AGREEMENT